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                                     EXHIBIT 23.2





                              Independent Auditors' Consent
                              -----------------------------


The Board of Directors
Analogy, Inc.:

We consent to the use of our report, dated May 9, 1997, incorporated herein by reference.

                                               /s/ KPMG Peat Marwick LLP

                                               KPMG PEAT MARWICK LLP



Portland, Oregon
November 26, 1997